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                                                                    EXHIBIT 99.1


SUMMARY OF RATINGS ACTIONS TAKEN BY S&P ON OCTOBER 16, 2002


                                                                    TO                      FROM
                                                          -------------------------------------------------

NATIONWIDE LIFE INSURANCE COMPANY
         Counterparty credit rating                       AA-/Stable/A-1+         AA/Negative/A-1+
         Financial strength rating                        AA-                     AA
         Commercial paper rating                          A-1+                    A-1+

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
         Counterparty credit rating                       AA-/Stable              AA/Negative
         Financial strength rating                        AA-                     AA